                                                                     EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 30, 1999, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 9th day of July, 1999.


                                            /s/ Mogens C. Bay
                                            ------------------------------
                                            Mogens Bay

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 30, 1999, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 9th day of July, 1999.


                                            /s/ Philip B. Fletcher
                                            -------------------------------
                                            Philip B. Fletcher

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 30, 1999, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 9th day of July, 1999.


                                            /s/ C. M. Harper
                                            ------------------------------
                                            C. M. Harper

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 30, 1999, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 9th day of July, 1999.



                                            /s/ Robert A. Krane
                                            ------------------------------
                                            Robert A. Krane

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 30, 1999, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 9th day of July, 1999.



                                            /s/ Carl E. Reichardt
                                            ------------------------------
                                            Carl E. Reichardt

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 30, 1999, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 9th day of July, 1999.



                                            /s/ Ronald W. Roskens
                                            ------------------------------
                                            Ronald W. Roskens

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 30, 1999, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 9th day of July, 1999.



                                            /s/ Marjorie M. Scardino
                                            ------------------------------
                                            Marjorie M. Scardino

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 30, 1999, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 9th day of July, 1999.



                                            /s/ Walter Scott, Jr.
                                            ------------------------------
                                            Walter Scott, Jr

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 30, 1999, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 9th day of July, 1999.



                                            /s/ Kenneth E. Stinson
                                            ------------------------------
                                            Kenneth E. Stinson

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 30, 1999, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 9th day of July, 1999.



                                            /s/ Thomas R. Williams
                                            ------------------------------
                                            Thomas R. Williams

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 30, 1999, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 9th day of July, 1999.



                                            /s/ Clayton K. Yeutter
                                            ------------------------------
                                            Clayton K. Yeutter